Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
December 31, 1997



        Expected B Maturity                         7/17/00


        Blended Coupon                               5.9296%


        Excess Protection Level
        3 Month Average   5.25%
          December, 1997   5.31%
          November, 1997   4.99%
          October, 1997   5.44%


        Cash Yield                                  18.25%


        Investor Charge Offs                         4.64%


        Base Rate                                    8.30%


        Over 35 Day Delinquency                      4.81%


        Seller's Interest                           16.15%


        Total Payment Rate                          13.29%


        Total Principal Balance                     $34,934,847,924.76


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,643,513,406.27